UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 15, 2022

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

Explanatory Note
On April 18, 2022, Ashford Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of an acquisition on April 15, 2022 by Ashford Hospitality Holdings LLC, a Delaware limited liability company and a subsidiary of the Company (“AHH”), and Remington Holdings, L.P., a Delaware limited partnership and an indirect subsidiary of the Company and AHH (“Remington”), of the Chesapeake Companies (defined below) pursuant to a Membership Interest Purchase and Contribution Agreement (the “Purchase Agreement”) with MHI Hotels Services, LLC, a Maryland limited liability company (“Seller”), Chesapeake Hospitality, LLC, a Maryland limited liability company (“Chesapeake I”), Chesapeake Hospitality II, LLC, a Maryland limited liability company (“Chesapeake II”), Chesapeake Hospitality III, LLC, a Maryland limited liability company (“Chesapeake III”), Chesapeake Hospitality IV, LLC, a Maryland limited liability company (“Chesapeake IV”), Chesapeake Hospitality V, LLC, a Maryland limited liability company (“Chesapeake V”), Chesapeake Hospitality VI, LLC, a Maryland limited liability company (“Chesapeake VI”), ACSB Hospitality, LLC, a Maryland limited liability company (“ACSB” and together with Chesapeake I, Chesapeake II, Chesapeake III, Chesapeake IV, Chesapeake V and Chesapeake VI, each a “Chesapeake Company” and collectively, the “Chesapeake Companies”), KES Family Partnership, R.L.L.L.P, a Virginia limited partnership (“KES”), CLS Family Partnership, R.L.L.L.P, a Virginia limited partnership (“CLS”), Steven McDonnell Smith Family Partnership, LLP, a Maryland limited liability partnership (“SMS”), W. Chris Green (“Green”), Clifford G. Ferrara (“Ferrara”) and Louis Schaab (“Schaab” and together with KES, CLS, SMS, Green and Ferrara, each an “Owner” and collectively, the “Owners”); and solely for purposes of Section 6.15 of the Purchase Agreement, Kim Sims, Chris Sims and Steven Smith.
The Company is filing this Amendment No. 1 to the Initial Form 8-K to include the audited combined carve-out financial statements of the Chesapeake Companies and the pro forma consolidated financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements. The audited combined carve-out financial statements as of and for the year ended December 31, 2021, for the Chesapeake Companies are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(b) Pro Forma Financial Information. The unaudited pro forma consolidated financial information required to be disclosed under Item 9.01(b) of Form 8-K as of and for the year ended December 31, 2021, is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of BDO USA, LLP, dated June 29, 2022
99.1	Historical Financial Statements of the Chesapeake Companies
99.2	Unaudited Pro Forma Financial Information of Ashford Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.
By:    /s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary

Date: June 29, 2022
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